UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2022

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada			0-18953	87-0448736
(State or Other Jurisdiction			(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon Ave.,	Tulsa,	Oklahoma		74107
(Address of Principal Executive Offices)				(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AAON	NASDAQ

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)     Appointment of Certain Officers

AAON, Inc. (“AAON” or the “Company”), announced that its Board of Directors elected Xerxes Gazder as Chief Information Officer of AAON, Inc., effective July 18, 2022.

Mr. Gazder has nearly 30 years of leadership experience in information systems across a wide range of industries, including manufacturing, financial services, insurance, healthcare, telecommunications, energy services and logistics. He earned his Bachelor of Science degree in Mathematics from Jadavpur University in India and his Master of Science degree in Computer Science from Illinois Institute of Technology.

Leadership was notified in May 2022 that current VP of Information Technology and Chief Information Officer, Rony Gadiwalla, would be stepping down to pursue other opportunities. As leadership worked through the replacement search, Mr. Gadiwalla agreed to stay on board through August 12, 2022 to assist with the transition of leadership and allow ample time for the new structure to be put into place.

Mr. Gazder will be eligible to participate in all elements of the Company’s executive compensation package. Mr. Gazder and the Company have not entered into any employment agreement in connection with his appointment to his position.

Mr. Gazder does not have any family relationships with any of the Company’s directors or officers and is not party to any transactions of the type listed in Item 404(a) of Regulation S-K.

A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated July 15, 2022 announcing Leadership Appointment.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	July 15, 2022	By:	/s/ Luke A. Bomer
Luke A. Bomer, Secretary